Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2021
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2021 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2021 Q4 vs.		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2021	2021	2021	2021	2020	2021	2020			2021 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2021	2020	2020
Income Statement
Net interest income	$6,450	$6,156	$5,743	$5,822	$5,873	5%	10%	$24,171	$22,913	5%
Non-interest income	1,668	1,674	1,631	1,291	1,464	—	14	6,264	5,610	12
Total net revenue(1)	8,118	7,830	7,374	7,113	7,337	4	11	30,435	28,523	7
Provision (benefit) for credit losses	381	(342)	(1,160)	(823)	264	**	44	(1,944)	10,264	**
Non-interest expense:
Marketing	999	751	620	501	563	33	77	2,871	1,610	78
Operating expense	3,679	3,435	3,346	3,239	3,446	7	7	13,699	13,446	2
Total non-interest expense	4,678	4,186	3,966	3,740	4,009	12	17	16,570	15,056	10
Income from continuing operations before income taxes	3,059	3,986	4,568	4,196	3,064	(23)	—	15,809	3,203	**
Income tax provision	633	882	1,031	869	496	(28)	28	3,415	486	**
Income from continuing operations, net of tax	2,426	3,104	3,537	3,327	2,568	(22)	(6)	12,394	2,717	**
Income from discontinued operations, net of tax	(1)	—	(1)	(2)	(2)	**	(50)	(4)	(3)	33
Net income	2,425	3,104	3,536	3,325	2,566	(22)	(5)	12,390	2,714	**
Dividends and undistributed earnings allocated to participating securities(2)	(21)	(26)	(30)	(28)	(19)	(19)	11	(105)	(20)	**
Preferred stock dividends	(74)	(79)	(60)	(61)	(68)	(6)	9	(274)	(280)	(2)
Issuance cost for redeemed preferred stock(3)	(34)	(12)	—	—	(17)	183	100	(46)	(39)	18
Net income available to common stockholders	$2,296	$2,987	$3,446	$3,236	$2,462	(23)	(7)	$11,965	$2,375	**
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$5.43	$6.81	$7.65	$7.06	$5.36	(20)%	1%	$27.05	$5.20	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	(0.01)	—
Net income per basic common share	$5.43	$6.81	$7.65	$7.06	$5.36	(20)	1	$27.04	$5.19	**
Diluted earnings per common share:(2)
Net income from continuing operations	$5.41	$6.78	$7.62	$7.03	$5.35	(20)%	1%	$26.95	$5.19	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	(0.01)	—
Net income per diluted common share	$5.41	$6.78	$7.62	$7.03	$5.35	(20)	1	$26.94	$5.18	**
Weighted-average common shares outstanding (in millions):
Basic	422.5	438.8	450.6	458.6	459.1	(4)%	(8)%	442.5	457.8	(3)%
Diluted	424.3	440.5	452.3	460.1	460.2	(4)	(8)	444.2	458.9	(3)
Common shares outstanding (period-end, in millions)	413.9	430.4	446.1	456.8	459.0	(4)	(10)	413.9	459.0	(10)
Dividends declared and paid per common share	$0.60	$1.20	$0.40	$0.40	$0.10	(50)	**	$2.60	$1.00	160
Tangible book value per common share (period-end)(4)	99.74	99.60	97.20	90.96	88.34	—	13	99.74	88.34	13

						2021 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2021	2021	2021	2021	2020	2021	2020			2021 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2021	2020	2020
Balance Sheet (Period-End)
Loans held for investment	$277,340	$261,390	$249,597	$243,131	$251,624	6%	10%	$277,340	$251,624	10%
Interest-earning assets	397,341	387,208	387,295	392,485	388,917	3	2	397,341	388,917	2
Total assets	432,381	425,377	423,420	425,175	421,602	2	3	432,381	421,602	3
Interest-bearing deposits	272,937	269,134	271,314	276,325	274,300	1	—	272,937	274,300	—
Total deposits	310,980	305,938	306,308	310,328	305,442	2	2	310,980	305,442	2
Borrowings	43,086	37,501	36,343	38,450	40,539	15	6	43,086	40,539	6
Common equity	56,184	57,632	58,136	56,341	55,356	(3)	1	56,184	55,356	1
Total stockholders’ equity	61,029	63,544	64,624	61,188	60,204	(4)	1	61,029	60,204	1
Balance Sheet (Average Balances)
Loans held for investment	$267,159	$253,101	$246,463	$243,937	$247,689	6%	8%	$252,730	$253,335	—
Interest-earning assets	390,868	387,766	390,129	388,572	388,252	1	1	389,336	378,362	3%
Total assets	427,845	424,506	424,099	421,808	420,011	1	2	424,521	411,187	3
Interest-bearing deposits	269,951	269,278	273,476	273,358	274,142	—	(2)	271,500	263,279	3
Total deposits	307,272	305,035	308,217	305,056	304,513	1	1	306,397	290,835	5
Borrowings	39,943	37,464	37,054	39,911	40,662	7	(2)	38,590	46,588	(17)
Common equity	56,946	58,230	56,885	55,775	54,220	(2)	5	56,966	52,954	8
Total stockholders’ equity	62,498	64,682	62,376	60,623	59,389	(3)	5	62,556	58,201	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2021 Q4 vs.				Year Ended December 31,
(Dollars in millions, except as noted)	2021	2021	2021	2021	2020	2021		2020				2021 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2021	2020	2020
Performance Metrics
Net interest income growth (period over period)	5%	7%	(1)%	(1)%	6%	**		**		5%	(2)%	**
Non-interest income growth (period over period)	—	3	26	(12)	(20)	**		**		12	7	**
Total net revenue growth (period over period)	4	6	4	(3)	(1)	**		**		7	—	**
Total net revenue margin(5)	8.31	8.08	7.56	7.32	7.56	23	bps	75	bps	7.82	7.54	28	bps
Net interest margin(6)	6.60	6.35	5.89	5.99	6.05	25		55		6.21	6.06	15
Return on average assets	2.27	2.92	3.34	3.16	2.45	(65)		(18)		2.92	0.66	226
Return on average tangible assets(7)	2.35	3.03	3.46	3.27	2.54	(68)		(19)		3.03	0.69	234
Return on average common equity(8)	16.13	20.52	24.24	23.22	18.18	(4)%		(205)		21.01	4.49	17%
Return on average tangible common equity(9)	21.82	27.50	32.75	31.61	25.02	(6)		(320)		28.39	6.24	22
Non-interest expense as a percentage of average loans held for investment	7.00	6.62	6.44	6.13	6.47	38	bps	53		6.56	5.94	62	bps
Efficiency ratio(10)	57.63	53.46	53.78	52.58	54.64	4%		299		54.44	52.79	165
Operating efficiency ratio(11)	45.32	43.87	45.38	45.54	46.97	145	bps	(165)		45.01	47.14	(213)
Effective income tax rate for continuing operations	20.7	22.1	22.6	20.7	16.2	(140)		5%		21.6	15.2	6%
Employees (period-end, in thousands)	50.8	50.8	52.0	51.7	52.0	—		(2)		50.8	52.0	(2)
Credit Quality Metrics
Allowance for credit losses	$11,430	$11,573	$12,346	$14,017	$15,564	(1)%		(27)%		$11,430	$15,564	(27)%
Allowance coverage ratio	4.12%	4.43%	4.95%	5.77%	6.19%	(31)	bps	(207)	bps	4.12%	6.19%	(207)	bps
Net charge-offs	$527	$426	$541	$740	$856	24%		(38)%		$2,234	$5,225	(57)%
Net charge-off rate(12)	0.79%	0.67%	0.88%	1.21%	1.38%	12	bps	(59)	bps	0.88%	2.06%	(118)	bps
30+ day performing delinquency rate	2.25	1.97	1.75	1.82	2.41	28		(16)		2.25	2.41	(16)
30+ day delinquency rate	2.41	2.13	1.89	1.98	2.61	28		(20)		2.41	2.61	(20)
Capital Ratios(13)
Common equity Tier 1 capital	13.1%	13.8%	14.5%	14.6%	13.7%	(70)	bps	(60)	bps	13.1%	13.7%	(60)	bps
Tier 1 capital	14.5	15.7	16.6	16.2	15.3	(120)		(80)		14.5	15.3	(80)
Total capital	16.9	18.2	18.8	18.6	17.7	(130)		(80)		16.9	17.7	(80)
Tier 1 leverage	11.6	12.2	12.4	11.7	11.2	(60)		40		11.6	11.2	40
Tangible common equity (“TCE”)(14)	9.9	10.4	10.6	10.1	10.0	(50)		(10)		9.9	10.0	(10)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2021 Q4 vs.		Year Ended December 31,
	2021	2021	2021	2021	2020	2021	2020			2021 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2021	2020	2020
Interest income:
Loans, including loans held for sale	$6,451	$6,205	$5,753	$5,854	$5,954	4%	8%	$24,263	$24,074	1%
Investment securities	368	317	370	391	422	16	(13)	1,446	1,877	(23)
Other	12	16	16	16	15	(25)	(20)	60	82	(27)
Total interest income	6,831	6,538	6,139	6,261	6,391	4	7	25,769	26,033	(1)
Interest expense:
Deposits	222	228	237	269	347	(3)	(36)	956	2,165	(56)
Securitized debt obligations	30	29	28	32	34	3	(12)	119	232	(49)
Senior and subordinated notes	121	116	122	129	128	4	(5)	488	679	(28)
Other borrowings	8	9	9	9	9	(11)	(11)	35	44	(20)
Total interest expense	381	382	396	439	518	—	(26)	1,598	3,120	(49)
Net interest income	6,450	6,156	5,743	5,822	5,873	5	10	24,171	22,913	5
Provision (benefit) for credit losses	381	(342)	(1,160)	(823)	264	**	44	(1,944)	10,264	**
Net interest income after provision for credit losses	6,069	6,498	6,903	6,645	5,609	(7)	8	26,115	12,649	106
Non-interest income:
Interchange fees, net	1,005	1,022	1,016	817	818	(2)	23	3,860	3,017	28
Service charges and other customer-related fees	435	407	384	352	338	7	29	1,578	1,243	27
Net securities gains	(4)	2	—	4	—	**	**	2	25	(92)
Other	232	243	231	118	308	(5)	(25)	824	1,325	(38)
Total non-interest income	1,668	1,674	1,631	1,291	1,464	—	14	6,264	5,610	12
Non-interest expense:
Salaries and associate benefits	1,941	1,852	1,781	1,847	1,755	5	11	7,421	6,805	9
Occupancy and equipment	527	481	523	472	572	10	(8)	2,003	2,118	(5)
Marketing	999	751	620	501	563	33	77	2,871	1,610	78
Professional services	449	358	341	292	394	25	14	1,440	1,312	10
Communications and data processing	326	319	315	302	295	2	11	1,262	1,215	4
Amortization of intangibles	13	5	5	6	8	160	63	29	60	(52)
Other	423	420	381	320	422	1	—	1,544	1,936	(20)
Total non-interest expense	4,678	4,186	3,966	3,740	4,009	12	17	16,570	15,056	10
Income from continuing operations before income taxes	3,059	3,986	4,568	4,196	3,064	(23)	—	15,809	3,203	**
Income tax provision	633	882	1,031	869	496	(28)	28	3,415	486	**
Income from continuing operations, net of tax	2,426	3,104	3,537	3,327	2,568	(22)	(6)	12,394	2,717	**
Income (loss) from discontinued operations, net of tax	(1)	—	(1)	(2)	(2)	**	(50)	(4)	(3)	33
Net income	2,425	3,104	3,536	3,325	2,566	(22)	(5)	12,390	2,714	**
Dividends and undistributed earnings allocated to participating securities(2)	(21)	(26)	(30)	(28)	(19)	(19)	11	(105)	(20)	425
Preferred stock dividends	(74)	(79)	(60)	(61)	(68)	(6)	9	(274)	(280)	(2)
Issuance cost for redeemed preferred stock(3)	(34)	(12)	—	—	(17)	183	100	(46)	(39)	18
Net income (loss) available to common stockholders	$2,296	$2,987	$3,446	$3,236	$2,462	(23)	(7)	$11,965	$2,375	404

						2021 Q4 vs.		Year Ended December 31,
	2021	2021	2021	2021	2020	2021	2020			2021 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2021	2020	2020
Basic earnings per common share:(2)
Net income from continuing operations	$5.43	$6.81	$7.65	$7.06	$5.36	(20)%	1%	$27.05	$5.20	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	(0.01)	—
Net income per basic common share	$5.43	$6.81	$7.65	$7.06	$5.36	(20)	1	$27.04	$5.19	**
Diluted earnings per common share:(2)
Net income from continuing operations	$5.41	$6.78	$7.62	$7.03	$5.35	(20)	1	$26.95	$5.19	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	(0.01)	—
Net income per diluted common share	$5.41	$6.78	$7.62	$7.03	$5.35	(20)	1	$26.94	$5.18	**
Weighted-average common shares outstanding (in millions):
Basic common shares	422.5	438.8	450.6	458.6	459.1	(4)	(8)	442.5	457.8	(3)
Diluted common shares	424.3	440.5	452.3	460.1	460.2	(4)	(8)	444.2	458.9	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2021 Q4 vs.
	2021	2021	2021	2021	2020	2021	2020
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,164	$5,444	$5,312	$4,670	$4,708	(24)%	(12)%
Interest-bearing deposits and other short-term investments	17,582	21,180	29,534	45,825	35,801	(17)	(51)
Total cash and cash equivalents	21,746	26,624	34,846	50,495	40,509	(18)	(46)
Restricted cash for securitization investors	308	234	242	1,779	262	32	18
Securities available for sale	95,261	98,149	101,766	99,165	100,445	(3)	(5)
Loans held for investment:
Unsecuritized loans held for investment	252,468	238,475	226,130	219,182	225,698	6	12
Loans held in consolidated trusts	24,872	22,915	23,467	23,949	25,926	9	(4)
Total loans held for investment	277,340	261,390	249,597	243,131	251,624	6	10
Allowance for credit losses	(11,430)	(11,573)	(12,346)	(14,017)	(15,564)	(1)	(27)
Net loans held for investment	265,910	249,817	237,251	229,114	236,060	6	13
Loans held for sale	5,888	6,300	6,522	2,896	2,710	(7)	117
Premises and equipment, net	4,210	4,204	4,227	4,277	4,287	—	(2)
Interest receivable	1,460	1,418	1,372	1,380	1,471	3	(1)
Goodwill	14,782	14,652	14,654	14,654	14,653	1	1
Other assets	22,816	23,979	22,540	21,415	21,205	(5)	8
Total assets	$432,381	$425,377	$423,420	$425,175	$421,602	2	3

						2021 Q4 vs.
	2021	2021	2021	2021	2020	2021	2020
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$281	$241	$301	$288	$352	17%	(20)%
Deposits:
Non-interest-bearing deposits	38,043	36,804	34,994	34,003	31,142	3	22
Interest-bearing deposits	272,937	269,134	271,314	276,325	274,300	1	—
Total deposits	310,980	305,938	306,308	310,328	305,442	2	2
Securitized debt obligations	14,994	12,635	10,561	12,071	12,414	19	21
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	820	825	845	842	668	(1)	23
Senior and subordinated notes	27,219	23,983	24,878	25,467	27,382	13	(1)
Other borrowings	53	58	59	70	75	(9)	(29)
Total other debt	28,092	24,866	25,782	26,379	28,125	13	—
Other liabilities	17,005	18,153	15,844	14,921	15,065	(6)	13
Total liabilities	371,352	361,833	358,796	363,987	361,398	3	3

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	34,112	35,051	35,472	33,671	33,480	(3)	2
Retained earnings	51,006	48,944	46,461	43,167	40,088	4	27
Accumulated other comprehensive income	374	1,360	1,792	1,783	3,494	(73)	(89)
Treasury stock, at cost	(24,470)	(21,818)	(19,108)	(17,440)	(16,865)	12	45
Total stockholders’ equity	61,029	63,544	64,624	61,188	60,204	(4)	1
Total liabilities and stockholders’ equity	$432,381	$425,377	$423,420	$425,175	$421,602	2	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $151 million in Q4 2021, $123 million in Q3 2021, $175 million in Q2 2021, $180 million in Q1 2021 and $177 million in Q4 2020 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B, which increased our net loss available to common shareholders by $22 million in Q1 2020. On December 1, 2020, we redeemed all outstanding shares of our fixed rate 6.20% non-cumulative perpetual preferred stock Series F, which reduced our net income available to common shareholders by $17 million in Q4 2020. On September 1, 2021, we redeemed all outstanding shares of our fixed-to-floating rate non-cumulative perpetual preferred stock Series E, which reduced our net income available to common shareholders by $12 million in Q3 2021. On December 1, 2021, we redeemed all outstanding shares of our fixed rate 5.20% non-cumulative perpetual preferred stock Series G, and our fixed rate 6.00% non-cumulative perpetual preferred stock Series H, which together reduced our net income available to common shareholders by $34 million in Q4 2021.
(4)Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Capital ratios as of the end of Q4 2021 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(14)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2021 Q4			2021 Q3			2020 Q4
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$272,805	$6,451	9.46%	$260,235	$6,205	9.54%	$251,135	$5,954	9.48%
Investment securities	96,421	368	1.53	98,802	317	1.28	97,640	422	1.73
Cash equivalents and other	21,642	12	0.22	28,729	16	0.22	39,477	15	0.15
Total interest-earning assets	$390,868	$6,831	6.99	$387,766	$6,538	6.74	$388,252	$6,391	6.58
Interest-bearing liabilities:
Interest-bearing deposits	$269,951	$222	0.33	$269,278	$228	0.34	$274,143	$347	0.51
Securitized debt obligations	13,775	30	0.87	12,420	29	0.93	12,651	34	1.08
Senior and subordinated notes	25,454	121	1.90	24,241	116	1.91	27,386	128	1.87
Other borrowings and liabilities	2,279	8	1.50	2,357	9	1.49	2,095	9	1.75
Total interest-bearing liabilities	$311,459	$381	0.49	$308,296	$382	0.49	$316,275	$518	0.65
Net interest income/spread		$6,450	6.50		$6,156	6.25		$5,873	5.93
Impact of non-interest-bearing funding			0.10			0.10			0.12
Net interest margin			6.60%			6.35%			6.05%

	Year Ended December 31,
	2021			2020
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$257,328	$24,263	9.43%	$254,901	$24,074	9.44%
Investment securities	98,394	1,446	1.47	87,222	1,877	2.15
Cash equivalents and other	33,614	60	0.18	36,239	82	0.23
Total interest-earning assets	$389,336	$25,769	6.62	$378,362	$26,033	6.88
Interest-bearing liabilities:
Interest-bearing deposits	$271,500	$956	0.35	$263,279	$2,165	0.82
Securitized debt obligations	12,336	119	0.96	15,533	232	1.49
Senior and subordinated notes	25,530	488	1.91	29,621	679	2.29
Other borrowings and liabilities	2,261	35	1.57	2,882	44	1.55
Total interest-bearing liabilities	$311,627	$1,598	0.51	$311,315	$3,120	1.00
Net interest income/spread		$24,171	6.11		$22,913	5.88
Impact of non-interest-bearing funding			0.10			0.18
Net interest margin			6.21%			6.06%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2021 Q4 vs.		Year Ended December 31,
	2021	2021	2021	2021	2020	2021	2020	2021	2020	2021 vs. 2020
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card(1)	$108,723	$99,258	$95,309	$91,099	$98,504	10%	10%	$108,723	$98,504	10%
International card businesses(2)	6,049	5,772	5,708	8,028	8,452	5	(28)	6,049	8,452	(28)
Total credit card	114,772	105,030	101,017	99,127	106,956	9	7	114,772	106,956	7
Consumer banking:
Auto	75,779	74,716	71,713	67,059	65,762	1	15	75,779	65,762	15
Retail banking	1,867	2,396	3,046	3,143	3,126	(22)	(40)	1,867	3,126	(40)
Total consumer banking	77,646	77,112	74,759	70,202	68,888	1	13	77,646	68,888	13
Commercial banking:
Commercial and multifamily real estate	35,262	33,096	29,616	30,008	30,681	7	15	35,262	30,681	15
Commercial and industrial	49,660	46,152	44,205	43,794	45,099	8	10	49,660	45,099	10
Total commercial banking	84,922	79,248	73,821	73,802	75,780	7	12	84,922	75,780	12
Total loans held for investment	$277,340	$261,390	$249,597	$243,131	$251,624	6	10	$277,340	$251,624	10
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$102,717	$96,309	$91,535	$92,594	$95,453	7%	8%	$95,818	$101,837	(6)%
International card businesses	5,871	5,737	8,139	7,940	8,108	2	(28)	6,913	8,245	(16)
Total credit card	108,588	102,046	99,674	100,534	103,561	6	5	102,731	110,082	(7)
Consumer banking:
Auto	75,284	73,296	69,543	66,185	65,590	3	15	71,108	63,227	12
Retail banking	2,160	2,700	3,162	3,049	3,218	(20)	(33)	2,765	3,072	(10)
Total consumer banking	77,444	75,996	72,705	69,234	68,808	2	13	73,873	66,299	11
Commercial banking:
Commercial and multifamily real estate	33,591	30,314	30,124	29,856	30,825	11	9	30,980	31,135	—
Commercial and industrial	47,536	44,745	43,960	44,313	44,495	6	7	45,146	45,819	(1)
Total commercial banking	81,127	75,059	74,084	74,169	75,320	8	8	76,126	76,954	(1)
Total average loans held for investment	$267,159	$253,101	$246,463	$243,937	$247,689	6	8	$252,730	$253,335	—

						2021 Q4 vs.				Year Ended December 31,
	2021	2021	2021	2021	2020	2021		2020		2021	2020	2021 vs. 2020
	Q4	Q3	Q2	Q1	Q4	Q3		Q4
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	1.49%	1.36%	2.28%	2.54%	2.69%	13	bps	(120)	bps	1.90%	3.93%	(203)	bps
International card businesses	0.14	2.72	2.41	2.30	1.86	(258)		(172)		1.96	3.26	(130)
Total credit card	1.42	1.43	2.29	2.52	2.63	(1)		(121)		1.90	3.88	(198)
Consumer banking:
Auto	0.58	0.18	(0.12)	0.47	0.47	40		11		0.28	0.83	(55)
Retail banking	6.69	2.45	1.41	1.68	1.88	4%		5%		2.77	1.82	95
Total consumer banking	0.75	0.27	(0.06)	0.52	0.53	48	bps	22	bps	0.37	0.87	(50)
Commercial banking:
Commercial and multifamily real estate	—	0.01	0.04	0.06	0.02	(1)		(2)		0.03	0.13	(10)
Commercial and industrial	(0.03)	0.07	(0.21)	0.11	0.74	(10)		(77)		(0.01)	0.73	(74)
Total commercial banking	(0.02)	0.05	(0.11)	0.09	0.45	(7)		(47)		—	0.49	(49)
Total net charge-offs	0.79	0.67	0.88	1.21	1.38	12		(59)		0.88	2.06	(118)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	2.22%	1.93%	1.68%	2.24%	2.42%	29	bps	(20)	bps	2.22%	2.42%	(20)	bps
International card businesses	3.42	3.27	2.89	2.51	2.61	15		81		3.42	2.61	81
Total credit card	2.28	2.00	1.75	2.26	2.44	28		(16)		2.28	2.44	(16)
Consumer banking:
Auto	4.32	3.65	3.26	3.12	4.78	67		(46)		4.32	4.78	(46)
Retail banking	1.92	1.15	0.79	1.02	1.32	77		60		1.92	1.32	60
Total consumer banking	4.26	3.58	3.16	3.03	4.62	68		(36)		4.26	4.62	(36)
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.16%	0.16%	0.20%	0.17%	0.24%	—		(8)	bps	0.16%	0.24%	(8)	bps
Total credit card	0.01	0.01	0.01	0.01	0.02	—		(1)		0.01	0.02	(1)
Consumer banking:
Auto	0.45	0.36	0.29	0.29	0.45	9	bps	—		0.45	0.45	—
Retail banking	2.51	2.20	1.75	1.16	0.96	31		155		2.51	0.96	155
Total consumer banking	0.50	0.42	0.35	0.33	0.47	8		3		0.50	0.47	3
Commercial banking:
Commercial and multifamily real estate	1.09	0.87	1.02	0.78	0.65	22		44		1.09	0.65	44
Commercial and industrial	0.64	0.68	1.03	1.02	1.00	(4)		(36)		0.64	1.00	(36)
Total commercial banking	0.82	0.76	1.03	0.92	0.86	6		(4)		0.82	0.86	(4)
Total nonperforming loans	0.40	0.35	0.41	0.38	0.40	5		—		0.40	0.40	—
Total nonperforming assets	0.41	0.37	0.43	0.40	0.41	4		—		0.41	0.41	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2021
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of September 30, 2021	$7,968	$338	$8,306	$1,988	$73	$2,061	$1,206	$11,573
Charge-offs	(702)	(84)	(786)	(305)	(40)	(345)	(1)	(1,132)
Recoveries	318	82	400	195	5	200	5	605
Net charge-offs	(384)	(2)	(386)	(110)	(35)	(145)	4	(527)
Provision (benefit) for credit losses	384	39	423	(26)	28	2	(43)	382
Allowance build (release) for credit losses	—	37	37	(136)	(7)	(143)	(39)	(145)
Other changes(5)	—	2	2	—	—	—	—	2
Balance as of December 31, 2021	7,968	377	8,345	1,852	66	1,918	1,167	11,430
Reserve for unfunded lending commitments:
Balance as of September 30, 2021	—	—	—	—	—	—	166	166
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(1)	(1)
Balance as of December 31, 2021	—	—	—	—	—	—	165	165
Combined allowance and reserve as of December 31, 2021	$7,968	$377	$8,345	$1,852	$66	$1,918	$1,332	$11,595

	Year Ended December 31, 2021
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2020	$10,650	$541	$11,191	$2,615	$100	$2,715	$1,658	$15,564
Charge-offs	(3,138)	(343)	(3,481)	(1,118)	(93)	(1,211)	(48)	(4,740)
Recoveries	1,318	207	1,525	918	17	935	46	2,506
Net charge-offs	(1,820)	(136)	(1,956)	(200)	(76)	(276)	(2)	(2,234)
Provision (benefit) for credit losses	(868)	(34)	(902)	(563)	42	(521)	(489)	(1,912)
Allowance build (release) for credit losses	(2,688)	(170)	(2,858)	(763)	(34)	(797)	(491)	(4,146)
Other changes(5)	6	6	12	—	—	—	—	12
Balance as of December 31, 2021	7,968	377	8,345	1,852	66	1,918	1,167	11,430
Reserve for unfunded lending commitments:
Balance as of December 31, 2020	—	—	—	—	—	—	195	195
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(30)	(30)
Balance as of December 31, 2021	—	—	—	—	—	—	165	165
Combined allowance and reserve as of December 31, 2021	$7,968	$377	$8,345	$1,852	$66	$1,918	$1,332	$11,595

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2021					Year Ended December 31, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,865	$2,158	$595	$(168)	$6,450	$14,074	$8,448	$2,153	$(504)	$24,171
Non-interest income (loss)	1,261	142	345	(80)	1,668	4,806	554	1,148	(244)	6,264
Total net revenue (loss)	5,126	2,300	940	(248)	8,118	18,880	9,002	3,301	(748)	30,435
Provision (benefit) for credit losses	423	2	(44)	—	381	(902)	(521)	(519)	(2)	(1,944)
Non-interest expense	2,799	1,285	520	74	4,678	9,621	4,711	1,815	423	16,570
Income (loss) from continuing operations before income taxes	1,904	1,013	464	(322)	3,059	10,161	4,812	2,005	(1,169)	15,809
Income tax provision (benefit)	451	239	109	(166)	633	2,403	1,136	473	(597)	3,415
Income (loss) from continuing operations, net of tax	$1,453	$774	$355	$(156)	$2,426	$7,758	$3,676	$1,532	$(572)	$12,394

	Three Months Ended September 30, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,620	$2,159	$578	$(201)	$6,156
Non-interest income (loss)	1,263	127	306	(22)	1,674
Total net revenue (loss)	4,883	2,286	884	(223)	7,830
Provision (benefit) for credit losses	(198)	(91)	(53)	—	(342)
Non-interest expense	2,424	1,186	459	117	4,186
Income (loss) from continuing operations before income taxes	2,657	1,191	478	(340)	3,986
Income tax provision (benefit)	627	282	113	(140)	882
Income (loss) from continuing operations, net of tax	$2,030	$909	$365	$(200)	$3,104

	Three Months Ended December 31, 2020					Year Ended December 31, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,413	$2,012	$522	$(74)	$5,873	$13,776	$7,238	$2,048	$(149)	$22,913
Non-interest income	1,054	136	268	6	1,464	3,823	466	923	398	5,610
Total net revenue (loss)	4,467	2,148	790	(68)	7,337	17,599	7,704	2,971	249	28,523
Provision (benefit) for credit losses	231	60	(28)	1	264	7,327	1,753	1,181	3	10,264
Non-interest expense	2,311	1,121	445	132	4,009	8,491	4,159	1,706	700	15,056
Income (loss) from continuing operations before income taxes	1,925	967	373	(201)	3,064	1,781	1,792	84	(454)	3,203
Income tax provision (benefit)	454	230	88	(276)	496	420	425	19	(378)	486
Income (loss) from continuing operations, net of tax	$1,471	$737	$285	$75	$2,568	$1,361	$1,367	$65	$(76)	$2,717

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2021 Q4 vs.				Year Ended December 31,
	2021	2021	2021	2021	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2021	2020	2020
Credit Card
Earnings:
Net interest income	$3,865	$3,620	$3,217	$3,372	$3,413	7%		13%		$14,074	$13,776	2%
Non-interest income	1,261	1,263	1,253	1,029	1,054	—		20		4,806	3,823	26
Total net revenue	5,126	4,883	4,470	4,401	4,467	5		15		18,880	17,599	7
Provision (benefit) for credit losses	423	(198)	(635)	(492)	231	**		83		(902)	7,327	**
Non-interest expense	2,799	2,424	2,263	2,135	2,311	15		21		9,621	8,491	13
Income from continuing operations before income taxes	1,904	2,657	2,842	2,758	1,925	(28)		(1)		10,161	1,781	**
Income tax provision	451	627	672	653	454	(28)		(1)		2,403	420	**
Income from continuing operations, net of tax	$1,453	$2,030	$2,170	$2,105	$1,471	(28)		(1)		$7,758	$1,361	**
Selected performance metrics:
Period-end loans held for investment(1)(2)	$114,772	$105,030	$101,017	$99,127	$106,956	9		7		$114,772	$106,956	7
Average loans held for investment	108,588	102,046	99,674	100,534	103,561	6		5		102,731	110,082	(7)
Average yield on loans outstanding(7)	14.94%	14.88%	14.04%	14.49%	14.24%	6	bps	70	bps	14.60%	14.08%	52	bps
Total net revenue margin(8)	18.11	18.33	17.59	17.17	16.92	(22)		119		17.81	15.91	190
Net charge-off rate	1.42	1.43	2.29	2.52	2.63	(1)		(121)		1.90	3.88	(198)
30+ day performing delinquency rate	2.28	2.00	1.75	2.26	2.44	28		(16)		2.28	2.44	(16)
30+ day delinquency rate	2.29	2.00	1.75	2.27	2.45	29		(16)		2.29	2.45	(16)
Nonperforming loan rate(3)	0.01	0.01	0.01	0.01	0.02	—		(1)		0.01	0.02	(1)
Purchase volume(9)	$149,982	$136,614	$132,676	$108,333	$117,141	10%		28%		$527,605	$414,312	27%

						2021 Q4 vs.				Year Ended December 31,
	2021	2021	2021	2021	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2021	2020	2020
Domestic Card
Earnings:
Net interest income	$3,558	$3,319	$2,944	$3,095	$3,129	7%		14%		$12,916	$12,599	3%
Non-interest income	1,190	1,200	1,183	959	994	(1)		20		4,532	3,583	26
Total net revenue	4,748	4,519	4,127	4,054	4,123	5		15		17,448	16,182	8
Provision (benefit) for credit losses	384	(200)	(561)	(491)	231	**		66		(868)	6,979	**
Non-interest expense	2,564	2,191	2,034	1,923	2,063	17		24		8,712	7,625	14
Income from continuing operations before income taxes	1,800	2,528	2,654	2,622	1,829	(29)		(2)		9,604	1,578	**
Income tax provision	424	597	626	619	433	(29)		(2)		2,266	374	**
Income from continuing operations, net of tax	$1,376	$1,931	$2,028	$2,003	$1,396	(29)		(1)		$7,338	$1,204	**
Selected performance metrics:
Period-end loans held for investment(1)	$108,723	$99,258	$95,309	$91,099	$98,504	10		10		$108,723	$98,504	10
Average loans held for investment	102,717	96,309	91,535	92,594	95,453	7		8		95,818	101,837	(6)
Average yield on loans outstanding(7)	14.86%	14.80%	13.91%	14.34%	14.07%	6	bps	79	bps	14.49%	13.88%	61	bps
Total net revenue margin(8)	18.14	18.40	17.66	17.15	16.91	(26)		123		17.85	15.80	205
Net charge-off rate	1.49	1.36	2.28	2.54	2.69	13		(120)		1.90	3.93	(203)
30+ day performing delinquency rate	2.22	1.93	1.68	2.24	2.42	29		(20)		2.22	2.42	(20)
Purchase volume(9)	$138,825	$126,057	$122,456	$99,960	$107,572	10%		29%		$487,297	$380,787	28%
Refreshed FICO scores:(10)
Greater than 660	71%	71%	72%	70%	69%	—		2		71%	69%	2
660 or below	29	29	28	30	31	—		(2)		29	31	(2)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2021 Q4 vs.				Year Ended December 31,
	2021	2021	2021	2021	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2021	2020	2020
Consumer Banking
Earnings:
Net interest income	$2,158	$2,159	$2,101	$2,030	$2,012	—		7%		$8,448	$7,238	17%
Non-interest income	142	127	144	141	136	12%		4		554	466	19
Total net revenue	2,300	2,286	2,245	2,171	2,148	1		7		9,002	7,704	17
Provision (benefit) for credit losses	2	(91)	(306)	(126)	60	**		(97)		(521)	1,753	**
Non-interest expense	1,285	1,186	1,123	1,117	1,121	8		15		4,711	4,159	13
Income from continuing operations before income taxes	1,013	1,191	1,428	1,180	967	(15)		5		4,812	1,792	169
Income tax provision	239	282	337	278	230	(15)		4		1,136	425	167
Income from continuing operations, net of tax	$774	$909	$1,091	$902	$737	(15)		5		$3,676	$1,367	169
Selected performance metrics:
Period-end loans held for investment	$77,646	$77,112	$74,759	$70,202	$68,888	1		13		$77,646	$68,888	13
Average loans held for investment	77,444	75,996	72,705	69,234	68,808	2		13		73,873	66,299	11
Average yield on loans held for investment(7)	7.55%	7.78%	7.99%	8.16%	8.28%	(23)	bps	(73)	bps	7.86%	8.37%	(51)	bps
Auto loan originations	$9,721	$11,570	$12,959	$8,833	$7,371	(16)%		32%		$43,083	$32,282	33%
Period-end deposits	256,407	252,387	251,155	254,001	249,815	2		3		256,407	249,815	3
Average deposits	253,372	251,307	252,488	249,499	249,419	1		2		251,676	236,369	6
Average deposits interest rate	0.30%	0.30%	0.31%	0.36%	0.47%	—		(17)	bps	0.32%	0.76%	(44)	bps
Net charge-off (recovery) rate	0.75	0.27	(0.06)	0.52	0.53	48	bps	22		0.37	0.87	(50)
30+ day performing delinquency rate	4.26	3.58	3.16	3.03	4.62	68		(36)		4.26	4.62	(36)
30+ day delinquency rate	4.66	3.88	3.40	3.25	5.00	78		(34)		4.66	5.00	(34)
Nonperforming loan rate(3)	0.50	0.42	0.35	0.33	0.47	8		3		0.50	0.47	3
Nonperforming asset rate(4)	0.56	0.47	0.40	0.39	0.54	9		2		0.56	0.54	2
Auto—At origination FICO scores:(11)
Greater than 660	50%	49%	48%	47%	46%	1%		4%		50%	46%	4%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	30	31	32	33	34	(1)		(4)		30	34	(4)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2021 Q4 vs.				Year Ended December 31,
	2021	2021	2021	2021	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2021	2020	2020
Commercial Banking
Earnings:
Net interest income	$595	$578	$460	$520	$522	3%		14%		$2,153	$2,048	5%
Non-interest income	345	306	257	240	268	13		29		1,148	923	24
Total net revenue(6)	940	884	717	760	790	6		19		3,301	2,971	11
Provision (benefit) for credit losses	(44)	(53)	(219)	(203)	(28)	(17)		57		(519)	1,181	**
Non-interest expense	520	459	417	419	445	13		17		1,815	1,706	6
Income from continuing operations before income taxes	464	478	519	544	373	(3)		24		2,005	84	**
Income tax provision	109	113	123	128	88	(4)		24		473	19	**
Income from continuing operations, net of tax	$355	$365	$396	$416	$285	(3)		25		$1,532	$65	**
Selected performance metrics:
Period-end loans held for investment	$84,922	$79,248	$73,821	$73,802	$75,780	7		12		$84,922	$75,780	12
Average loans held for investment	81,127	75,059	74,084	74,169	75,320	8		8		76,126	76,954	(1)
Average yield on loans held for investment(6)(7)	2.71%	2.77%	2.72%	2.76%	2.83%	(6)	bps	(12)	bps	2.74%	3.13%	(39)	bps
Period-end deposits	$44,809	$43,347	$42,973	$41,552	$39,590	3%		13%		$44,809	$39,590	13%
Average deposits	44,206	42,729	42,311	40,107	38,676	3		14		42,350	35,468	19
Average deposits interest rate	0.12%	0.15%	0.14%	0.18%	0.23%	(3)	bps	(11)	bps	0.14%	0.40%	(26)	bps
Net charge-off (recovery) rate	(0.02)	0.05	(0.11)	0.09	0.45	**		**		—	0.49	**
Nonperforming loan rate(3)	0.82	0.76	1.03	0.92	0.86	6		(4)		0.82	0.86	(4)
Nonperforming asset rate(4)	0.82	0.76	1.03	0.92	0.86	6		(4)		0.82	0.86	(4)
Risk category:(12)
Noncriticized	$79,014	$73,218	$67,481	$66,299	$67,964	8%		16%		$79,014	$67,964	16%
Criticized performing	5,209	5,429	5,581	6,821	7,166	(4)		(27)		5,209	7,166	(27)
Criticized nonperforming	699	601	759	682	650	16		8		699	650	8
Total commercial banking loans	$84,922	$79,248	$73,821	$73,802	$75,780	7		12		$84,922	$75,780	12
Risk category as a percentage of period-end loans held for investment:(12)
Noncriticized	93.1%	92.3%	91.4%	89.9%	89.6%	80	bps	350	bps	93.1%	89.6%	350	bps
Criticized performing	6.1	6.9	7.6	9.2	9.5	(80)		(340)		6.1	9.5	(340)
Criticized nonperforming	0.8	0.8	1.0	0.9	0.9	—		(10)		0.8	0.9	(10)
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2021 Q4 vs.		Year Ended December 31,
	2021	2021	2021	2021	2020	2021	2020			2021 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2021	2020	2020
Other
Earnings:
Net interest loss	$(168)	$(201)	$(35)	$(100)	$(74)	(16)%	127%	$(504)	$(149)	**
Non-interest income (loss)	(80)	(22)	(23)	(119)	6	**	**	(244)	398	**
Total net revenue (loss)(6)	(248)	(223)	(58)	(219)	(68)	11	**	(748)	249	**
Provision (benefit) for credit losses	—	—	—	(2)	1	—	**	(2)	3	**
Non-interest expense(13)	74	117	163	69	132	(37)	(44)	423	700	(40)%
Loss from continuing operations before income taxes	(322)	(340)	(221)	(286)	(201)	(5)	60	(1,169)	(454)	157
Income tax benefit	(166)	(140)	(101)	(190)	(276)	19	(40)	(597)	(378)	58
Income (loss) from continuing operations, net of tax	$(156)	$(200)	$(120)	$(96)	$75	(22)	**	$(572)	$(76)	**
Selected performance metrics:
Period-end deposits	$9,764	$10,204	$12,180	$14,775	$16,037	(4)	(39)	$9,764	$16,037	(39)
Average deposits	9,694	10,999	13,418	15,450	16,418	(12)	(41)	12,371	18,998	(35)
Total
Earnings:
Net interest income	$6,450	$6,156	$5,743	$5,822	$5,873	5%	10%	$24,171	$22,913	5%
Non-interest income	1,668	1,674	1,631	1,291	1,464	—	14	6,264	5,610	12
Total net revenue	8,118	7,830	7,374	7,113	7,337	4	11	30,435	28,523	7
Provision (benefit) for credit losses	381	(342)	(1,160)	(823)	264	**	44	(1,944)	10,264	**
Non-interest expense	4,678	4,186	3,966	3,740	4,009	12	17	16,570	15,056	10
Income from continuing operations before income taxes	3,059	3,986	4,568	4,196	3,064	(23)	—	15,809	3,203	**
Income tax provision	633	882	1,031	869	496	(28)	28	3,415	486	**
Income from continuing operations, net of tax	$2,426	$3,104	$3,537	$3,327	$2,568	(22)	(6)	$12,394	$2,717	**
Selected performance metrics:
Period-end loans held for investment	$277,340	$261,390	$249,597	$243,131	$251,624	6	10	$277,340	$251,624	10
Average loans held for investment	267,159	253,101	246,463	243,937	247,689	6	8	252,730	253,335	—
Period-end deposits	310,980	305,938	306,308	310,328	305,442	2	2	310,980	305,442	2
Average deposits	307,272	305,035	308,217	305,056	304,513	1	1	306,397	290,835	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)We reclassified $2.1 billion in partnership loans to held for sale as of September 30, 2020.
(2)We reclassified $2.6 billion in international partnership loans to held for sale as of June 30, 2021.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Primarily represents foreign currency translation adjustments.
(6)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(7)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing.
(8)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans outstanding during the period.
(9)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(10)Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(11)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(12)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(13)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Regulatory Capital Metrics
Common equity excluding AOCI	$58,206	$58,705	$58,969	$57,607	$55,299
Adjustments:
AOCI, net of tax(2)	(23)	(33)	(5)	(13)	(29)
Goodwill, net of related deferred tax liabilities	(14,562)	(14,435)	(14,440)	(14,444)	(14,448)
Intangible assets, net of related deferred tax liabilities	(108)	(84)	(76)	(81)	(86)
Other	(12)	(15)	(16)	(18)	—
Common equity Tier 1 capital	$43,501	$44,138	$44,432	$43,051	$40,736
Tier 1 capital	$48,346	$50,049	$50,920	$47,898	$45,583
Total capital(3)	56,089	57,851	57,932	54,780	52,788
Risk-weighted assets	332,684	318,729	307,334	295,209	297,903
Adjusted average assets(4)	415,141	411,216	411,032	408,596	406,762
Capital Ratios
Common equity Tier 1 capital(5)	13.1%	13.8%	14.5%	14.6%	13.7%
Tier 1 capital(6)	14.5	15.7	16.6	16.2	15.3
Total capital(7)	16.9	18.2	18.8	18.6	17.7
Tier 1 leverage(4)	11.6	12.2	12.4	11.7	11.2
Tangible common equity (“TCE”)(8)	9.9	10.4	10.6	10.1	10.0

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021				2020				Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2021	2020
Adjusted diluted EPS:
Net income (loss) available to common stockholders (GAAP)	$2,296	$2,987	$3,446	$3,236	$2,462	$2,319	$(1,009)	$(1,420)	$11,965	$2,375
Legal reserve activity, including insurance recoveries	—	45	55	—	(37)	40	265	45	100	313
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	—	—	—	—	—	(36)	—	—	—	(36)
Cybersecurity Incident expenses, net of insurance	—	—	—	—	6	6	11	4	—	27
Adjusted net income (loss) available to common stockholders before income tax impacts (non-GAAP)	2,296	3,032	3,501	3,236	2,431	2,329	(733)	(1,371)	12,065	2,679
Income tax impacts	—	(11)	(13)	—	5	(12)	(3)	(12)	(24)	(22)
Dividends and undistributed earnings allocated to participating securities(10)	—	—	—	—	—	—	—	—	—	(2)
Adjusted net income (loss) available to common stockholders (non-GAAP)	$2,296	$3,021	$3,488	$3,236	$2,436	$2,317	$(736)	$(1,383)	$12,041	$2,655

Diluted weighted-average common shares outstanding (in millions) (GAAP)	424.3	440.5	452.3	460.1	460.2	458.5	456.7	457.6	444.2	458.9

Diluted EPS (GAAP)	$5.41	$6.78	$7.62	$7.03	$5.35	$5.06	$(2.21)	$(3.10)	$26.94	$5.18
Impact of adjustments noted above	—	0.08	0.09	—	(0.06)	(0.01)	0.60	0.08	0.17	0.61
Adjusted diluted EPS (non-GAAP)	$5.41	$6.86	$7.71	$7.03	$5.29	$5.05	$(1.61)	$(3.02)	$27.11	$5.79

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,678	$4,186	$3,966	$3,740	$4,009	$3,548	$3,770	$3,729	$16,570	$15,056
Legal reserve activity, including insurance recoveries	—	(45)	(55)	—	37	(40)	(265)	(45)	(100)	(313)
Cybersecurity Incident expenses, net of insurance	—	—	—	—	(6)	(6)	(11)	(4)	—	(27)
Adjusted non-interest expense (non-GAAP)	$4,678	$4,141	$3,911	$3,740	$4,040	$3,502	$3,494	$3,680	$16,470	$14,716

Total net revenue (GAAP)	$8,118	$7,830	$7,374	$7,113	$7,337	$7,381	$6,556	$7,249	$30,435	$28,523
U.K. PPI Reserve	—	—	—	—	—	(36)	—	—	—	(36)
Adjusted net revenue (non-GAAP)	$8,118	$7,830	$7,374	$7,113	$7,337	$7,345	$6,556	$7,249	$30,435	$28,487

	2021				2020				Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2021	2020
Efficiency ratio (GAAP)	57.63%	53.46%	53.78%	52.58%	54.64%	48.07%	57.50%	51.44%	54.44%	52.79%
Impact of adjustments noted above	—bps	(57)bps	(74)bps	—bps	42bps	(39)bps	(421)bps	(67)bps	(32)bps	(113)bps
Adjusted efficiency ratio (non-GAAP)	57.63%	52.89%	53.04%	52.58%	55.06%	47.68%	53.29%	50.77%	54.12%	51.66%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,679	$3,435	$3,346	$3,239	$3,446	$3,265	$3,497	$3,238	$13,699	$13,446
Legal reserve activity, including insurance recoveries	—	(45)	(55)	—	37	(40)	(265)	(45)	(100)	(313)
Cybersecurity Incident expenses, net of insurance	—	—	—	—	(6)	(6)	(11)	(4)	—	(27)
Adjusted operating expense (non-GAAP)	$3,679	$3,390	$3,291	$3,239	$3,477	$3,219	$3,221	$3,189	$13,599	$13,106

Total net revenue (GAAP)	$8,118	$7,830	$7,374	$7,113	$7,337	$7,381	$6,556	$7,249	$30,435	$28,523
U.K. PPI Reserve	—	—	—	—	—	(36)	—	—	—	(36)
Adjusted net revenue (non-GAAP)	$8,118	$7,830	$7,374	$7,113	$7,337	$7,345	$6,556	$7,249	$30,435	$28,487

Operating efficiency ratio (GAAP)	45.32%	43.87%	45.38%	45.54%	46.97%	44.24%	53.34%	44.67%	45.01%	47.14%
Impact of adjustments noted above	—bps	(57)bps	(75)bps	—bps	42bps	(41)bps	(421)bps	(68)bps	(33)bps	(113)bps
Adjusted operating efficiency ratio (non-GAAP)	45.32%	43.30%	44.63%	45.54%	47.39%	43.83%	49.13%	43.99%	44.68%	46.01%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021	2021	2021	2021	2020
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period-End)
Stockholders’ equity	$61,029	$63,544	$64,624	$61,188	$60,204
Goodwill and intangible assets(9)	(14,907)	(14,766)	(14,774)	(14,789)	(14,809)
Noncumulative perpetual preferred stock	(4,845)	(5,912)	(6,488)	(4,847)	(4,847)
Tangible common equity	$41,277	$42,866	$43,362	$41,552	$40,548
Tangible Common Equity (Average)
Stockholders’ equity	$62,498	$64,682	$62,376	$60,623	$59,389
Goodwill and intangible assets(9)	(14,847)	(14,777)	(14,788)	(14,807)	(14,824)
Noncumulative perpetual preferred stock	(5,552)	(6,452)	(5,491)	(4,847)	(5,168)
Tangible common equity	$42,099	$43,453	$42,097	$40,969	$39,397
Tangible Assets (Period-End)
Total assets	$432,381	$425,377	$423,420	$425,175	$421,602
Goodwill and intangible assets(9)	(14,907)	(14,766)	(14,774)	(14,789)	(14,809)
Tangible assets	$417,474	$410,611	$408,646	$410,386	$406,793
Tangible Assets (Average)
Total assets	$427,845	$424,506	$424,099	$421,808	$420,011
Goodwill and intangible assets(9)	(14,847)	(14,777)	(14,788)	(14,807)	(14,824)
Tangible assets	$412,998	$409,729	$409,311	$407,001	$405,187
__________
(1)Regulatory capital metrics and capital ratios as of December 31, 2021 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.
(10)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.